UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7130 South Lewis, Suite 1000, Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2006, the stockholders of Unit Corporation (the “Company”) approved the Unit Corporation Stock and Incentive Compensation Plan (the “Plan”). The Plan was previously approved by the Company’s board of directors, subject to stockholder approval. Effective with stockholder approval of the Plan, no further grants will be made under the Unit Corporation Amended and Restated Stock Option Plan and the Employee Bonus Plan.

The Plan became effective upon stockholder approval on May 3, 2006 and permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and other Stock-Based Awards. The authorized number of shares that may be issued under the Plan is 2,500,000.

A more detailed description of the terms of the Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2006 Annual Meeting filed with the Securities Exchange Commission on March 29, 2006. The Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2006, the stockholders of the Company approved an amendment to ARTICLE FOUR of the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 75,000,000 to 175,000,000 shares. The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock was included in the Company’s Proxy Statement for its 2006 Annual Meeting. A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on May 4, 2006 is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company
10.1	Unit Corporation Stock and Incentive Compensation Plan (incorporated herein by reference to Appendix A to the Company's Proxy Statement for its 2006 Annual Meeting filed on March 29, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation
Date: May 9, 2006	By:/s/ Mark E. Schell
Name: Mark E. Schell
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company
10.1	Unit Corporation Stock and Incentive Compensation Plan (incorporated herein by reference to Appendix A to the Company's Proxy Statement for its 2006 Annual Meeting filed on March 29, 2006)